UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2022

MOBIQUITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-41117	11-3427886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 Torrington Lane Shoreham, New York	11786
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 246-9422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.0001 par value per share; Common Stock Purchase Warrants.

Item 3.02.	Unregistered Sales of Equity Securities.

On March 30, 2022 prior to the close of the market, Dr. Salkind requested a board meeting to consider his offer to convert and the board approved the conversion of $2,052,500 of Dr. Salkind and his wife’s and a trust’s(collectively referred to as the “Salkinds”) secured debt at a reduced conversion price of $1.50 per share (down from $4.00 per share) for the primary purpose of adding $2,052,500 to the Issuer’s stockholders equity to ensure compliance with the NASDAQ maintenance requirements for continued listing. A total of 1,368,333 restricted common shares and warrants to purchase 684,166 additional restricted common shares at an exercise price of $4.00 per share through September 2029 will be issued in connection with this transaction which will increase the Salkind’s controlling ownership percentage from 28.6% (as reported in the recently issued Form 10-k for the fiscal year ended December 31, 2021) to 40.6%. No commissions were paid in connection with this transaction which is exempt under Section 3 (a) (9) of the Securities Act of 1934, as amended.

Item 5.01.	Changes in Control of Registrant.

Incorporated by reference is Item 3.02 as described above which discusses a transaction in which the Salkind’s controlling beneficial ownership percentage is increasing from 28.6% (as reported in the recently issued Form 10-k for the fiscal year ended December 31, 2021) to 40.6%.

Item 7.01	Regulation FD Disclosure

On April 4, 2022, the Company issued a press release announcing the matters described in this Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is furnishing the information in this Item 7.01 and in Exhibits 99.1 to comply with Regulation FD. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 4, 2022	MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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